SG UNLOCK FUNDING LLC ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party due diligence provider, performed the review described below on behalf of its client, (“Saluda Grade Opportunities Fund LLC”.) The review included a total of 465 originated Home Equity Agreements (HEA), in connection with the securitization identified as (“UNLOK 2025-1”) (the “Securitization”). The review was conducted from December 2024 to June 2025.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a)	Investment Size <= Maximum Investment Payment
b)	Investment Size >= Minimum Investment Payment
c)	Total Home Finance < Total Home Finance Limit
d)	Maximum Unlock Percentage
e)	Maximum Term
f)	Property Criteria
g)	Property Condition Review (PCR) (if applicable)
h)	Documentation Supportive of Property Valuation Present
i)	Income Underwriting (if applicable)
j)	Property Condition
k)	Total Secured Senior Debt
l)	Credit Score
m)	Eligible Use
n)	Lien Position
o)	Credit Events
p)	Bankruptcies
q)	Citizenship
r)	Identity
s)	Home Insurance Policy
t)	Judgements

CREDIT DOCUMENTATION REVIEW

“Credit Document Review” means that Maxwell performed a re-underwriting review of HEAs to verify compliance with the applicable Guidelines in effect at the time of HEA origination and ensure the characteristics used by the underwriter are supported by the file documentation; and that any HEAs outside of those Guidelines contain legitimate and approved exceptions with compensating factors. The Credit Review attempted to confirm the following:

1.           Guidelines Review. Maxwell reviewed the HEA to determine if the HEA was originated in compliance with the applicable Guidelines. Maxwell re-underwrote the HEAs to the Guidelines provided.

2.           Credit Review Documents

As part of the Credit Review, Maxwell reviewed the HEA file to confirm that the documents below, to the extent applicable to the HEA, are included in the HEA file and complete:

a)            Application

b)            Underwriting summary

c)            Lender Approval/may reside in File Worksheet

d)            Credit report including all mortgage pay histories

e)            Letters of Explanation (as required)

f)             Income/Employment documentation, if applicable

g)            Tax Transcripts, if applicable

h)            Asset documentation

i)             Home Insurance Policy

j)             Title Report

k)            Property Valuation present with property valuation tools provided in the file

Valuation Review

MaxDiligence performed a “Valuation Review,” which included the following:

1.           Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic Appraisal Review.

a)            Each Credit Review includes an “Appraisal Review,” which means that Maxwell performed a review of the property appraisal provided by Client in connection with the HEAs to do the following:

b)           Determine whether the appraised value is supported at or within a 10% variance based on an AVM Report or other third-party valuation product. If an AVM Report or other third-party valuation product is received but notes a variance above 10% or an inconclusive value, a field review was ordered.

c)            Determine whether the property meets Client-supplied eligibility requirements.

d)            Determine whether the appraisal is made on an “As Is” basis or provides satisfactory evidence of completion.

e)            Review appraisal data for consistency with the HEA file documentation.

f)            Validate that zoning is acceptable per Guidelines. That process to arrive at a Starting Home Value was followed in a manner consistent with the Unlock Product Guidelines MaxDiligence applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

Compliance Review

Not Applicable.

Data Discrepancy

As part of the Credit, Property and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
Borrower 1 Age at Application	28	465	6.02%
CLTV	38	465	8.17%
Consent of Spouse Doc Present in File?	2	465	0.43%
Investment Percentage	2	465	0.43%
Loan Origination Company [Lender/Creditor]	2	465	0.43%
LTV	39	465	8.39%
Occupancy	3	465	0.65%
Property Type	60	465	12.90%
Qualifying LTV	2	465	0.43%
Secured Debt	65	465	13.98%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “A”.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Percent of Loans
A	465	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	465	100.00%

Credit Grade Summary
Event Grade	Loan Count	Percent of Loans
A	465	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	465	100.00%

Property Grade Summary
Event Grade	Loan Count	Percent of Loans
A	465	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	465	100.00%

Compliance Grade Summary
Event Grade	Loan Count	Percent of Loans
A	465	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	465	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “A”, a Compliance Grade of “B”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Audited CLTV Exceeds Guideline CLTV	2
		Credit Documentation - Credit Supplement Missing	1
		Credit Documentation - Lien Documentation	4
		Credit Profile - Other	1
		Hazard Insurance - Other Insurance Incomplete	16
		Hazard Insurance - Other Insurance Missing	1
		Hazard Insurance Coverage Amount is less than Required Coverage Amount	1
		Hazard Insurance Policy is Partial	41
		Liabilities - Final Sales HUD-1 Missing	1
		No Credit Findings	392
		Program Parameters - Guidelines Conformity	1
		Program Parameters - Loan Amount Eligibility	1
		Title - Lien Position	1
		Title - Unpaid Liens	3
		Total Credit Grade (A) Exceptions	466
Property	A	Missing Appraisal	1
		Missing Doc - 3rd Party Valuation Product/Missing	166
		Value - Appraised Value Unsupported	1
		Value - AVM/BPO/Desk Review did not support Value within -10%	19
		Value - Field Review Does Not Support Value within 10%	1
		Value - Field Review Supports Value within 10%	1
		Value - Value is supported within -10% of original appraisal amount	276
		Total Property Grade (A) Exceptions	465
Compliance	A	No Compliance Tests performed HEI/HEA review	465
		Total Compliance Grade (A) Exceptions	465

Event Grade Definitions:

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.